UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2014

THERAPEUTIC SOLUTONS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54554	33-1176182
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4093 Oceanside Boulevard, Suite B
Oceanside, California 92056
(Address of Principal Executive Offices and Zip Code)

(760) 295-7208
(Issuer's telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

(a)(1) THERAPEUTIC SOLUTIONS INTERNATIONAL, INC. (the “Registrant”) entered into a material definitive agreement not made in the ordinary course of its business on December 9 2014. The parties to the agreement are the Registrant and INNOVATIVE SUPPLEMENTS, INC, a California Corporation, (“Innovative”), and ROBERT F. GRAHAM (“Graham”), the sole shareholder and director of Innovative.  No material relationship exists between the Registrant and its affiliates on the one hand, and Innovative, its affiliates, or Graham on the other hand.

(a)(2) Upon the terms and subject to the conditions of the Material Definitive Agreement, the Registrant acquired: (i) by assignment, all of Innovative’s contractual right, title and interest in and to proprietary formulations for two nutritional supplement products known under the trade names: (a) “T-Rx”; and, (b) “Vital Female; and, (ii) by purchase, all legal right, title and interest, in and to intellectual property including, but not limited to, Innovative’s nutritional supplement product known under the trade name: “Projuvenol.”

The Material Definitive Agreement provided that in exchange for the assignment of “T-Rx” and “Vital Female,” and the for outright purchase of “Projuvenol,” the Registrant agreed to convey to Innovative and Graham one hundred million (100,000,000) shares of the Registrant’s unregistered restricted common stock valued at par value of $0.001 per share.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

On December 9, 2014 the Registrant completed sales of its unregistered restricted common shares to Innovative and Graham as discussed above. The Company sold a total of one hundred million (100,000,000) shares of unregistered restricted common stock at par value ($0.001) per share in exchange for (i) an assignment of Seller and Shareholder’s contractual right, title and interest in and to proprietary formulations for two nutritional supplement products known under the trade names: (a) “T-Rx”; and, (b) “Vital Female; and, (ii) the purchase of all legal right, title and interest, in and to intellectual property including, but not limited to, Innovative’s nutritional supplement product known under the trade name: “Projuvenol.” No underwriting commissions or fees were involved.

The Registrant relied upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, and Rule 506 of Regulation D promulgated thereunder, with respect to the sale of the restricted stock. The Seller and the Shareholder made representations and warranties of their qualifications and status as “accredited investors” pursuant to Section 501(a) of the Securities Act. The Registrant provided and made available to the Seller and the Shareholder full information regarding our business and operations. There was no general solicitation in connection with the offer or sale of the restricted securities.

The Seller and Shareholder acquired the restricted common stock for their own accounts, for long-term investment purposes and not with a view to public resale or distribution thereof within the meaning of the Securities Act. By virtue of the restrictions on the Seller and Shareholder’s shares, the restricted shares so purchased cannot be sold unless pursuant to an effective registration statement by the Registrant, or by an exemption from registration requirements of Section 5 of the 1933 Securities Act—the existence of any such exemption subject to legal review and approval by the Company.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document	Location

10.1	Material Definitive Agreement Dated December 9, 2014	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2014

THERAPEUTIC SOLUTIONS INTERNATIONAL, INC.

By: /s/ Timothy Dixon

Timothy Dixon

Chief Executive Officer

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